SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                 FORM 8-K/A


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                              February 3, 1997
                     (Date of earliest event reported)



                          HOMESTAKE MINING COMPANY
           (exact name of Registrant as specified in its charter)


Delaware                                1-8736              94108-2788
(State or other jurisdiction of         (Commission         (I.R.S. Employer
Incorporation or organization)          File Number)        Identification No.)


650 California Street                                       94108-2788
San Francisco, California                                   (Zip Code)


(Address of principal executive office)



Registrant's telephone number, including area code:   (415) 981-8150


Exhibit index is on page 4 of this filing


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Item 5.   Other Events.

          On February 14, 1997, Homestake issued a news release correction, a copy of which is attached as Exhibit 99.1, and is incorporated herein by reference.


          On February 18, 1997, Homestake issued a news release correction, a copy of which is attached as Exhibit 99.2, and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.


Exhibit 99.1 - Text of News Release Correction issued by
               Homestake on February 14, 1997.

Exhibit 99.2 - Text of News Release Correction issued by
               Homestake on February 18, 1997.

                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOMESTAKE MINING COMPANY,



                                        By:  /S/ GENE G. ELAM
                                             Name:  Gene G. Elam
                                             Title: Vice President,
                                                    Finance and Chief
                                                    Financial Officer

DATED: February 18, 1997

                             EXHIBIT INDEX

Exhibit 99.1 - Text of News Release Correction issued by
               Homestake on February 14, 1997.

Exhibit 99.2 - Text of News Release Correction issued by
               Homestake on February 18, 1997.